2003 Annual Business Briefing

2003 Annual Business Briefing Welcome & Logistics Mark P. Stejbach Senior Director, Investor Relations

Forward-Looking Statements This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements include statements regarding product development. No forward- looking statement can be guaranteed, and actual results may differ materially from those projected. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect our businesses, particularly those mentioned in the cautionary statements in Item 1 of our Form 10-K for the year ended Dec. 31, 2002, and in our periodic reports on Form 10-Q and Form 8-K (if any) which we incorporate by reference.

No Duty to Update The information contained in the presentation set forth below was current as of December 9, 2003. While this presentation remains on the Company's website the Company assumes no duty to update the information to reflect subsequent developments. Consequently, the Company will not update the information contained in the presentation and investors should not rely upon the information as current or accurate after December 9, 2003.

2003 Annual Business Briefing Strategic Overview Raymond V. Gilmartin Chairman, President, & Chief Executive Officer

2003 Annual Business Briefing Merck's Late Stage Pipeline Dr. Peter S. Kim President, Merck Research Laboratories

2003 Setbacks: Discontinuation of Clinical Development Programs GABA-A ?2/?3 agonist Anxiety PDE-4 inhibitor Asthma / COPD MK-0869 Phase III Depression Program MK-0767 Phase III Diabetes Program

Discontinuation of MK-0869 Depression Program Original Phase II trial demonstrated efficacy Phase III studies failed to confirm antidepressant activity of MK-0869

Discontinuation of MK-0767 Diabetes Program Collaboration with Kyorin Pharmaceutical Co., Ltd Rare form of malignant tumor in mice in long-term Safety Assessment program

2003 Submissions for Regulatory Review Ezetimibe / Simvastatin Combination File accepted for regulatory review 4Q03 ARCOXIA On target to be submitted to FDA this month

Ezetimibe / Simvastatin: Dual Inhibition Represents a New Paradigm in Treating Hyperlipidemia Produced Cholesterol 25% Dietary 75% Biliary Dual Inhibition Absorbed Cholesterol Liver Small Intestine The plasma cholesterol pool is continuously supplied by both production and intestinal absorption Blood Vessel

Ezetimibe / Simvastatin: Powerful Efficacy Through Dual Inhibition 45-60% LDL-c reduction 9% increase in HDL-c 28% reduction in triglycerides Dual inhibition in one tablet Sager et al., Circulation Vol 108, No. 17, Oct. 28, 2003; IV-307 -45% -49% -55% -60% 10/10mg 10/20mg 10/40mg 10/80mg LDL-C Lowering: EZETIMIBE/SIMVASTATIN Mean % Change in LDL

High Sensitivity C-Reactive Protein: An Inflammatory Marker Associated with Coronary Heart Disease High Sensitivity C-Reactive Protein (hs-CRP) is elevated in persons at risk for cardiovascular events hs-CRP levels predict cardiovascular disease risk A causative link between hs-CRP and cardiovascular disease has not been scientifically established or accepted by the FDA

Ezetimibe / Simvastatin: Treatment Leads to a Substantial Decrease in C-Reactive Protein Levels

12 Weeks of Therapy in Primary Hypercholesterolemic Patients



Median % Change in hs-CRP
20
10
0
-10
-20
-30
-40
Placebo (n=114)
Ezetimibe (n=103)
Pooled Simvastatin (n=436)
Pooled Eze / Simva (n=436)
3.2
-6.3
-14.3
-33.3
p<0.01

Sager et al., *Circulation* Vol 108, No. 17, Oct. 28, 2003; IV-307

9

The Phytosterol Hypothesis: Elevations in Plant Sterols may be Associated with Increased Risk of Cardiovascular Disease Homozygous Sitosterolemia Rare genetic disease that results in substantially elevated plasma concentrations of plant sterols1 Premature atherosclerosis and coronary artery disease ZETIA is the first drug approved to lower phytosterols in this patient population Epidemiological studies Elevated phytosterol levels in normal individuals may be associated with a higher incidence of coronary heart disease2 Studies to confirm these epidemiological findings are ongoing 1 Berge et al., Science 2000; 290:771 2Assman et al., Circulation Vol 108 (17) 2003; IV-730

PROCAM Phytosterol Case Control Study


Hazard Ratios for Development of Major Cardiac Event
0
2
4
6
8
P=0.343
P=0.651
P=0.025
0.34
1.77
6.65
1
2.23
3.44
<130
130-159
≥ 160
LDL Cholesterol (mg/dL)
>5.25
≤ 5.25
Sitosterol (µmol/L)

[2]Assman et al., *Circulation* Vol 108 (17) 2003; IV-730

11

ZETIA Lowers Plasma Phytosterols in Hypercholesterolemic Subjects c s Placebo 4.1 3.5 ZETIA -51.4 -50.1 +4.1% +3.5% -50.1% -51.4% Circulation. 2002; 105:1943-1948 % Decrease From Baseline Campesterol Sitosterol

ARCOXIA: Submission to the FDA Launched in 38 countries FDA submission on track for this month Proposed indications: osteoarthritis, rheumatoid arthritis, chronic low back pain, acute pain, dysmenorrhea, acute gouty arthritis and ankylosing spondylitis No other Cox-2 inhibitor currently has indications for: ankylosing spondylitis, acute gouty arthritis, and chronic low back pain

5 Placebo ARCOXIA 120 mg Oxycodone/Acetaminophen 10/650 mg Acetaminophen/Codeine 600/60 mg 0 1 2 3 4 Hours Postdose 1 2 3 4 5 6 7 8 9 10 11 12 20 24 Mean Pain Relief Score ARCOXIA: Clinical Efficacy in Acute Pain - Post Dental Surgery

ARCOXIA: 1 Year Clinical Efficacy Results in Ankylosing Spondylitis † p-value < 0.050 vs. naproxen; § p-value < 0.010 vs. naproxen ARCOXIA 90 mg Naproxen 500mg BID ARCOXIA 120 mg † † † † 0 10 20 30 40 50 Bath Ankylosing Spondylitis Functional Index Patient Global Assessment of Disease Activity Patient Assessment of Spine Pain Mean Improvement from Baseline (Visual Analogue Scale 0-100 mm) † §

2003 2004 2005 2006 2 1 3 1 PROQUAD Eze / Simva ARCOXIA - U.S. Year of Submission HPV Vaccine Rotavirus Vaccine Zoster Vaccine MK-0431 (Diabetes) FDA Submissions Anticipated: 2003-2006 Number of Submission

PROQUAD: Pediatric Combination Vaccine Submission Anticipated 2H04 Measles, Mumps, Rubella, and Chicken Pox Combination vaccine: Will reduce number of childhood injections Will increase chicken pox vaccination coverage

Human Papillomavirus Vaccine Submission Anticipated 2H05 Phase III quadrivalent vaccine program HPV 16 and 18 associated with most cervical cancer deaths HPV 6 and 11 associated with most genital warts cases Enrollment in pivotal efficacy trials complete (n = 17,800) Phase II Proof-of-Concept Study with HPV 16 vaccine showed 100% efficacy Confident that competing IP claims will not delay our HPV program

Zoster Vaccine Submission Anticipated 2H05 Shingles - Reactivation of chicken pox virus in adults Large Phase III trial ongoing High-dose Varicella vaccine Enrollment complete (n>38,000) Collaboration with National Institutes of Health and Veteran Affairs Clinical endpoint: incidence of post-herpetic neuralgia and burden of illness

ROTATEQ Submission Anticipated 2H05 A new vaccine for rotavirus-induced infant diarrhea Large Phase III Safety Trial Underway Oral, liquid, pentavalent vaccine Enrollment milestone of 60,000 infants achieved 4Q03 External Data Safety Monitoring Board Review Unanimous recommendation to continue

MK-0431 Submission Anticipated 2006 Dipeptidyl Peptidase IV (DP-IV) Inhibitor for the treatment of diabetes An oral agent for GLP-1 therapy

USA 2000: 16.5M 2015: 30.2M JAPAN 2000: 6.9M 2015: 12M EUROPE 2000: 16.9M 2015: 26.7M AMERICAS (Ex-US) 2000: 12M 2015: 24M AFRICA 2000: 8 M 2015: 18.6M ASIA 2000: 60M 2015: 114M OCEANIA 2000: 1.1M 2015: 1.9M Diabetes is a Worldwide Epidemic High prevalence in US population (5%) Cost: 13% of US health care expenditures Diabetics in major pharmaceutical markets will grow from 40 million to 90 million by year 2015

Elevated Blood Glucose in Diabetes Causes and Consequences Heart Disease Stroke Vision Loss Kidney Failure Sensory Loss Amputation Glucose Production Defective Insulin Secretion Pancreas Muscle Liver Glucose Uptake Glucose Utilization Increased Blood Glucose Levels

Glucagon-like Peptide 1 (GLP-1) GLP-1 Food consumption results in the release of GLP-1 from the intestine Effects of GLP-1 Stimulates glucose-dependent insulin biosynthesis and secretion Inhibits glucagon secretion Slows gastric emptying Reduces appetite May regulate pancreatic islet cell growth and differentiation

Inactive GLP-1 MK-0431: Dipeptidyl Peptidase IV (DP-IV) Inhibitor An Oral Agent for GLP-1 Therapy Potential Benefits of DP-IV Inhibitor Enhanced glucose-dependent insulin secretion Minimal risk of hypoglycemia No weight gain; potential for weight loss No edema Stimulation of b-cell growth may stabilize or reverse disease process t1/2 < 1 min Active GLP-1 DP-IV Potential to Lower Glucose and Reverse Disease Process in Diabetics

MK-0431: DP-IV Inhibitor Clinical Program Clinical Results Sustained inhibition of plasma DP-IV activity (anticipated once-daily dosing) Effective glucose lowering in Type 2 Diabetics Generally safe and well-tolerated Phase III program on track to start 2Q04 Submission anticipated 2006

2003 2004 2005 2006 2 1 3 1 PROQUAD Eze / Simva ARCOXIA - U.S. Year of Submission HPV Vaccine Rotavirus Vaccine Zoster Vaccine MK-0431 (Diabetes) FDA Submissions Anticipated: 2003-2006 Number of Submissions

Commercial Overview Bradley T. Sheares, Ph.D. President, U.S. Human Health

Near Term Major Product Introductions Ezetimibe / Simvastatin ARCOXIA

Ezetimibe / Simvastatin: Market Leading Efficacy Through Dual Inhibition -45% -49% -55% -60% 10/10mg 10/20mg 10/40mg 10/80mg LDL-C Lowering: EZETIMIBE/SIMVASTATIN Mean % Change in LDL 45-60% LDL-c reduction 9% increase in HDL-c 28% reduction in triglycerides Dual inhibition in one tablet Sager et al., Circulation Vol 108, No. 17, Oct. 28, 2003; IV-307

ZETIA: Highly Successful Launch > 1 Million Patients 4 Million Rx Filled 4th largest NRx share Well established safety and efficacy ~50% use with statin Unrestricted access for ~ 90% of HMO/PBM lives Source: IMS 11/2/2002 12/2/2002 1/3/2003 2/3/2003 3/3/2003 4/3/2003 5/3/2003 6/3/2003 7/3/2003 8/3/2003 9/3/2003 10/3/2003 19 96 167 219 312 380 463 513 588 614 661 734 4.5% TRx Share TRx (000)

Significant Franchise Growth Opportunity 8MM statin patients not at goal Dramatic LDL efficacy when added to statins Ezetimibe / Simvastatin: ZETIA: 24MM patients diagnosed but untreated Dual inhibition Leading LDL Efficacy One single agent

Significant New Data Expected to Drive Continued Growth Simvastatin and Ezetimibe in Aortic Stenosis (SEAS) Outcomes study to assess the effect of Eze / Simva on the progression of aortic stenosis Study of Heart And Renal Protection (SHARP) Outcomes study to assess the effect of Eze / Simva on major cardiovascular events (i.e. myocardial infarction, stroke) in patients with renal impairment Ezetimibe and Simvastatin in Hypercholesterolemia Enhances Atherosclerosis Regression (ENHANCE) Surrogate endpoint study to assess the effect of Eze / Simva on the progression of atherosclerosis as measured by carotid ultrasound

Arthritis Market Remains Dissatisfied Resulting in a High Switch Rate in U.S. 9% of patients switch per month vs. 4% in other markets Of patients switched, 60% report lack of efficacy Only 20% of patients report complete satisfaction ~90% of physicians believe efficacy is the most important attribute (primarily pain relief) Market Research 1-2Q 2003 physicians n=100, patients n=700

Efficacy is Also the Most Important Attribute to Physicians in Key Ex-U.S. Markets Non-GI Safety GI Safety Efficacy UK 0.09 0.17 0.54 Spain 0.16 0.14 0.47 France 0.16 0.12 0.47 Germany 0.09 0.11 0.59 Italy 0.1 0.14 0.55 Brazil 0.13 0.13 0.53 Mexico 0.11 0.12 0.56 Source: Physician surveys 2Q-3Q 2003

ARCOXIA Has Demonstrated Excellent Efficacy Acute Pain Gout Rheumatoid Arthritis Ankylosing Spondylitis Osteoarthritis Primary Dysmenorrhea Low back pain High dose of Percocet Maximum dose of Codeine Indocin High dose of naproxen Placebo Studied broadly against potent comparators

Future Novel Mechanism Launches DP IV - Inhibitor Human Papilloma Virus Vaccine Shingles (ZOSTER) Vaccine Rotavirus Vaccine

Significant Unmet Needs Exist in Treating Diabetes Improved glucose efficacy (alone or in combination) Majority of patients take 2+ medications for hyperglycemia Effects on underlying disease Slow progression, stabilize or reverse disease Improved safety and tolerability Efficacy on glucose and comorbid conditions (hypertension, obesity, dyslipidemia) Physicians seek safer, effective alternatives

DP-IV Effective glucose-lowering alone and in combination Stimulation of b-cell growth may stabilize or reverse disease process Improved safety and tolerability profile No weight gain; potential for weight loss No edema Minimal risk of hypoglycemia Anticipated submission 2006 DP-IV Inhibitors Have Potential to Lower Glucose and Reverse Disease Process in Diabetics Active GLP-1 Insulin Glucose Food Pancreas Inactive GLP-1 b-cells DP-IV Inhibitor enables

Growing and Evolving Vaccine Market Driven by innovation and new target populations Novel new mechanisms provide unique opportunity to expand into large adolescent and adult markets New paradigm to prevent cervical cancer Novel approach for painful disease (shingles) in adults Novel vaccine to prevent rotavirus induced infant diarrhea

Cervical Cancer is a Significant Health Issue HPV causes cervical cancer 470,000 cases per year globally >200,000 related deaths Second most common cancer among women Most common cause of mortality from gynecologic malignancy In U.S. 50% of cervical cancers occur in women receiving Pap screen

Over 100MM Adolescents and Adult Females at Risk Worldwide In the U.S. ~ 30MM at risk: 26% infected by first year in college ~ 50% of females age 23-27 are infected $6B burden of illness in the U.S. alone HPV vaccine expected to reduce the risk of HPV infections and associated development of cervical cancer and genital warts Anticipated submission 2H05 Burk, RD et al J Inf Dis 1996; 174:679-89; Peyton CL et al. J Inf Dis 2001;183:1554-64; Ho, GY et al NEJM 1998; 338:423-428

Parents and Students Accepting of a Vaccine 74% of female students would accept a vaccine >80% of females (18-30) believed HPV vaccine was good for themselves and for their daughters Only 10% of parents indicated they would not vaccinate their daughters or would wait until they were 18 years old Boehner CW, et al. Viral Sexually Transmitted Disease Vaccine Acceptability Among College Students. Sexually Transmitted Diseases 2003, Kahn JA, et al. Attitudes about human papillomavirus vaccine in young women. International Journal of STD & AIDS 2003;14:300-306, Parent Quantitative Market Research Project: November 2003

Shingles (Zoster): Post-Herpetic Neuralgia (PHN) Shingles - Reactivation of chicken pox virus in adults PHN - Severe debilitating pain from Shingles Affects up to 1 million adults each year in the U.S. Incidence and severity increase above age 60 Major complication is long-term neuralgia Current therapeutic options are limited Vaccine expected to reduce burden of illness Anticipated submission 2H05

Rotavirus Induced Infant Diarrhea No rotavirus vaccine or anti-viral treatment currently available Leads to over 500,000 physician visits and 50,000 hospitalizations per year in the U.S. More than $1 billion in direct and indirect costs each year in the U.S. alone Over 400,000 infant deaths per year in developing world Vaccine expected to prevent rotavirus induced infant diarrhea Anticipated submission 2H05

Merck Products are #1 or #2 Across Large Therapeutic Areas Based on Novel Mechanisms and Proven Health Outcomes USA Germany France Italy UK Spain Canada Mexico Japan Australia Cholesterol (Statins) ? ? - ? ? ? ? ? - ? Hypertension (AIIAs) ? ? ? ? ? ? ? ? ? - Osteoporosis ? ? ? ? ? ? ? ? - ? Asthma (Controllers) ? - - - - ? - ? - - Arthritis ? ? ? ? ? - ? ? - ? *IMS MAT 2Q03 $ Market Share top 10 markets Market Share ($)

Seasonal Allergic Rhinitis Drives SINGULAIR to #2 Position in U.S. Respiratory Market 1/4/2002 1/11/2002 1/18/2002 1/25/2002 2/1/2002 2/8/2002 2/15/2002 2/22/2002 3/1/2002 3/8/2002 3/15/2002 3/22/2002 3/29/2002 4/5/2002 4/12/2002 4/19/2002 4/26/2002 5/3/2002 5/10/2002 5/17/2002 5/24/2002 5/31/2002 6/7/2002 6/14/2002 6/21/2002 6/28/2002 7/5/2002 7/12/2002 7/19/2002 7/26/2002 8/2/2002 8/9/2002 8/16/2002 8/23/2002 8/30/2002 9/6/2002 9/13/2002 9/20/2002 9/27/2002 10/4/2002 10/11/2002 10/18/2002 10/25/2002 11/1/2002 11/8/2002 11/15/2002 11/22/2002 11/29/2002 12/6/2002 12/13/2002 12/20/2002 12/27/2002 1/3/2003 1/10/2003 1/17/2003 1/24/2003 1/31/2003 2/7/2003 2/14/2003 2/21/2003 2/28/2003 3/7/2003 3/14/2003 3/21/2003 3/28/2003 4/4/2003 4/11/2003 4/18/2003 4/25/2003 5/2/2003 5/9/2003 5/16/2003 5/23/2003 5/30/2003 6/6/2003 6/13/2003 6/20/2003 6/27/2003 7/4/2003 7/11/2003 7/18/2003 7/25/2003 8/1/2003 8/8/2003 8/15/2003 8/22/2003 8/29/2003 9/5/2003 9/12/2003 9/19/2003 9/26/2003 10/3/2003 10/10/2003 10/17/2003 10/24/2003 10/31/2003 11/7/2003 Zyrtec 0.108 0.109 0.11 0.109 0.108 0.107 0.109 0.112 0.112 0.113 0.116 0.118 0.12 0.123 0.126 0.133 0.134 0.133 0.134 0.135 0.134 0.135 0.134 0.136 0.135 0.134 0.132 0.133 0.133 0.131 0.13 0.131 0.131 0.132 0.133 0.132 0.132 0.131 0.13 0.128 0.128 0.127 0.125 0.123 0.123 0.124 0.123 0.121 0.119 0.122 0.127 0.128 0.126 0.13 0.132 0.134 0.134 0.133 0.134 0.137 0.135 0.136 0.143 0.148 0.158 0.157 0.157 0.165 0.164 0.166 0.164 0.165 0.164 0.163 0.16 0.161 0.159 0.159 0.156 0.156 0.156 0.155 0.153 0.154 0.158 0.159 0.162 0.159 0.162 0.161 0.158 0.154 0.153 0.153 0.152 0.148 0.147 Singulair 0.078 0.079 0.08 0.08 0.08 0.081 0.079 0.078 0.077 0.077 0.076 0.075 0.073 0.072 0.071 0.067 0.067 0.069 0.068 0.069 0.069 0.072 0.071 0.071 0.073 0.074 0.078 0.077 0.077 0.078 0.078 0.078 0.077 0.076 0.074 0.074 0.071 0.073 0.074 0.076 0.079 0.081 0.082 0.083 0.084 0.084 0.084 0.086 0.087 0.088 0.091 0.093 0.093 0.097 0.1 0.1 0.099 0.102 0.102 0.102 0.103 0.105 0.102 0.102 0.099 0.099 0.103 0.1 0.102 0.102 0.105 0.106 0.107 0.11 0.11 0.112 0.113 0.114 0.118 0.119 0.12 0.121 0.122 0.124 0.122 0.121 0.119 0.123 0.118 0.121 0.121 0.123 0.125 0.128 0.129 0.129 0.133 Allegra 0.102 0.102 0.102 0.101 0.101 0.1 0.102 0.103 0.104 0.105 0.11 0.112 0.114 0.116 0.119 0.123 0.124 0.123 0.126 0.126 0.126 0.127 0.129 0.13 0.129 0.128 0.126 0.127 0.128 0.127 0.125 0.126 0.128 0.128 0.129 0.13 0.13 0.128 0.127 0.125 0.124 0.122 0.12 0.118 0.116 0.116 0.115 0.117 0.113 0.115 0.12 0.123 0.122 0.121 0.122 0.121 0.121 0.122 0.123 0.123 0.123 0.123 0.129 0.131 0.136 0.137 0.136 0.144 0.142 0.144 0.142 0.144 0.144 0.145 0.143 0.143 0.145 0.143 0.142 0.141 0.143 0.141 0.139 0.138 0.14 0.141 0.142 0.139 0.14 0.138 0.136 0.133 0.132 0.129 0.128 0.126 0.123 Advair 0.049 0.05 0.05 0.052 0.053 0.053 0.053 0.053 0.053 0.053 0.052 0.053 0.051 0.05 0.05 0.047 0.047 0.05 0.049 0.05 0.051 0.052 0.052 0.053 0.055 0.056 0.059 0.059 0.059 0.06 0.061 0.061 0.06 0.059 0.058 0.057 0.056 0.059 0.06 0.062 0.063 0.066 0.067 0.07 0.07 0.071 0.072 0.073 0.074 0.076 0.079 0.082 0.084 0.086 0.087 0.087 0.086 0.088 0.088 0.089 0.09 0.09 0.086 0.084 0.079 0.078 0.081 0.077 0.079 0.077 0.08 0.08 0.08 0.084 0.085 0.087 0.088 0.09 0.093 0.095 0.095 0.096 0.098 0.098 0.097 0.094 0.091 0.094 0.09 0.091 0.093 0.095 0.097 0.1 0.1 0.103 0.106 Flonase 0.072 0.072 0.07 0.07 0.07 0.07 0.071 0.071 0.072 0.072 0.071 0.071 0.073 0.072 0.073 0.071 0.07 0.069 0.069 0.069 0.069 0.068 0.068 0.068 0.068 0.068 0.065 0.066 0.067 0.067 0.067 0.068 0.068 0.068 0.069 0.069 0.071 0.071 0.071 0.071 0.072 0.072 0.072 0.073 0.074 0.073 0.074 0.073 0.073 0.074 0.077 0.076 0.078 0.079 0.08 0.082 0.082 0.082 0.084 0.084 0.087 0.087 0.09 0.09 0.092 0.093 0.091 0.093 0.092 0.094 0.092 0.093 0.094 0.091 0.091 0.091 0.092 0.091 0.088 0.088 0.088 0.089 0.089 0.089 0.09 0.092 0.093 0.091 0.095 0.095 0.094 0.094 0.094 0.092 0.094 0.094 0.091 Clarinex 0 0 0.006 0.014 0.016 0.019 0.022 0.025 0.026 0.028 0.03 0.033 0.035 0.037 0.041 0.045 0.047 0.048 0.05 0.051 0.051 0.049 0.051 0.052 0.053 0.052 0.05 0.052 0.053 0.054 0.053 0.053 0.054 0.055 0.055 0.055 0.058 0.059 0.058 0.057 0.058 0.058 0.057 0.056 0.056 0.056 0.057 0.054 0.055 0.056 0.058 0.056 0.057 0.061 0.062 0.062 0.063 0.063 0.064 0.064 0.064 0.063 0.066 0.067 0.068 0.068 0.067 0.068 0.068 0.068 0.068 0.068 0.067 0.066 0.066 0.066 0.066 0.066 0.065 0.065 0.064 0.064 0.064 0.063 0.064 0.063 0.063 0.062 0.062 0.061 0.062 0.06 0.059 0.058 0.058 0.057 0.056 Claritin 0.146 0.148 0.149 0.145 0.144 0.142 0.141 0.141 0.141 0.142 0.144 0.144 0.144 0.144 0.146 0.153 0.149 0.144 0.144 0.141 0.138 0.137 0.135 0.134 0.131 0.129 0.126 0.125 0.124 0.122 0.121 0.121 0.122 0.124 0.125 0.124 0.123 0.12 0.118 0.114 0.112 0.109 0.107 0.103 0.102 0.101 0.1 0.1 0.096 0.085 0.063 0.056 0.049 0.038 0.033 0.03 0.028 0.022 0.018 0.016 0.015 0.014 0.013 0.012 0.013 0.012 0.011 0.011 0.01 0.009 0.008 0.008 0.007 0.007 0.007 0.006 0.006 0.005 0.005 0.005 0.005 0.005 0.004 0.004 0.004 0.004 0.004 0.004 0.003 0.003 0.003 0.003 0.003 0.002 0.002 0.002 0.002 Zyrtec Singulair(r) Allegra Advair Flonase Clarinex Source: IMS Seasonal AR >30% Growth in 2003

SINGULAIR Continues to Show Strong Growth in Europe



Constant $ (000)
> 30% Growth in 2003
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
Q497
Q298
Q498
Q299
Q499
Q200
Q400
Q201
Q401
Q202
Q402
Q203

Source: IMS

23

Prevention of Exercise Induced Bronchospasm More than 40% of asthmatics affected Expand use in mild patients RSV Bronchiolitis Unmet pediatric need - 50% of infants 125,000 hospitalizations Few effective treatment options Acute Asthma 2 million emergency department visits Need for product with rapid onset Perennial Allergic Rhinitis Broaden efficacy benefits 5 million patients Potential New Indications Expected to Drive Continued Growth Indication Opportunity 1H05 Anticipated Submission 1H06 1H06 2H04

Fosamax Evista Actonel Miacalcin FOSAMAX is the Clear Osteoporosis Market Leader in U.S. 0% 10% 20% 30% 40% 50% 60% 70% Jan-02 Feb-02 Mar-02 Apr-02 May-02 Jun-02 Jul-02 Aug-02 Sep-02 Oct-02 Nov-02 Dec-02 Jan-03 Feb-03 Mar-03 Apr-03 May-03 Jun-03 Jul-03 Aug-03 Sep-03 TRx Share Source: IMS

Bisphosphonate Market Continues to Grow Eight Years Post-Launch in U.S. Source: IMS *Projected 2003 Growth TRX Volume (Millions) 18% Growth 0 5 10 15 20 25 30 35 1997 1998 1999 2000 2001 2002 2003*

FOSAMAX Maintains Strong Class Leadership in U.S. 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 10/11/02 10/25/02 11/8/02 11/22/02 12/6/02 12/20/02 1/3/03 1/17/03 1/31/03 2/14/03 2/28/03 3/14/03 3/28/03 4/11/03 4/25/03 5/9/03 5/23/03 6/6/03 6/20/03 7/4/03 7/18/03 8/1/03 8/15/03 8/29/03 9/12/03 9/26/03 10/10/03 NRx Share Fosamax 70% Actonel 30% Source: IMS

Source: IMS FOSAMAX is the Osteoporosis Market Leader in Europe Constant $ (000) $0 $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 $175,000 QTR 4/97 QTR 2/98 QTR 4/98 QTR 2/99 QTR 4/99 QTR 2/00 QTR 4/00 QTR 2/01 QTR 4/01 QTR 2/02 QTR 4/02 QTR 2/03 FOSAMAX RISEDRONATE RALOXIFENE ETIDRONATE Once Weekly Launch

Significant New Data and Formulations Expected to Drive Continued Growth EFFECT Studies Twice as effective and similar tolerability vs. Evista Comparative study vs. Actonel International study showed superior efficacy and similar tolerability of FOSAMAX once weekly vs. Actonel daily FACT Studies (ongoing) Comparative study of FOSAMAX once weekly vs. Actonel once weekly FOSAMAX Oral Solution Efficacy profile of FOSAMAX with increased flexibility to meet patient needs 1Q04 launch

Heart Protection Study Represents a Significant Opportunity ZOCOR is the only statin proven to reduce the risk of heart attack and stroke in patients with CHD or diabetes, regardless of cholesterol level 10 million additional patients 7 million untreated patients with diabetes Unique data to differentiate ZOCOR Reinforces strong Managed Care position

Source: IMS (U.S. Market) 2% 3% 4% 5% 6% 7% 8% 9% 1/3/03 1/17/03 1/31/03 2/14/03 2/28/03 3/14/03 3/28/03 4/11/03 4/25/03 5/9/03 5/23/03 6/6/03 6/20/03 7/4/03 7/18/03 8/1/03 8/15/03 8/29/03 9/12/03 9/26/03 10/10/03 10/24/03 11/7/03 Year-Over-Year Rolling Four Week IMS Total Rx Volume Growth HPS Launch HPS Consumer Campaign Cholesterol Market Growth Increases Since HPS Crestor Launch

ZOCOR TRx Growth is Accelerating with HPS and Continues Despite the Launch of Crestor Source: IMS (U.S. Market) -4% -2% 0% 2% 4% 6% 8% 2/14/03 2/28/03 3/14/03 3/28/03 4/11/03 4/25/03 5/9/03 5/23/03 6/6/03 6/20/03 7/4/03 7/18/03 8/1/03 8/15/03 8/29/03 9/12/03 9/26/03 10/10/03 10/24/03 11/7/03 11/21/03 TRx % Growth (Rolling 4 Wk vs. Prior Year) LIPITOR TRx Growth ZOCOR TRx Growth HPS Launch Crestor Launch HPS Consumer Campaign

Strong Managed Care Position Continues with Heart Protection Study Maintained or improved formulary status for ZOCOR with all key Managed Care customers in 2003 Major HMO (9MM lives) - contract renewed through 2006 Major Carriers (32MM lives) - contracts renewed for ZOCOR For one carrier, patients must take ZOCOR 80mg before switching ESI (37MM lives) - added ZOCOR to formulary (removed Pravachol) Health Net (4MM lives) - added ZOCOR to formulary (removed Lipitor)

COZAAR / HYZAAR: #2 Position in Competitive U.S. Market


45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Weekly TRx Share
9/6/02
10/6/02
11/6/02
12/6/02
1/6/03
2/6/03
3/6/03
4/6/03
5/6/03
6/6/03
7/6/03
8/6/03
9/6/03
10/6/03
Diovan/DHCT 38%
COZAAR/HYZAAR 29%
Avapro/Avalide 15%
Atacand/AHCT 7%
Benicar/BHCT 6%
Teveten/THCT 1%

Source: IMS

34

Positive Impact for COZAAR from Outcome Trials Source: IMS (U.S. Market) COZAAR HYZAAR RENAAL & LIFE TRx Volume (000s) 0 200 400 600 800 1,000 Jan-99 Apr-99 Jul-99 Oct-99 Jan-00 Apr-00 Jul-00 Oct-00 Jan-01 Apr-01 Jul-01 Oct-01 Jan-02 Apr-02 Jul-02 Oct-02 Jan-03 Apr-03 Jul-03 Oct-03

Source: IMS COZAAR/HYZAAR #1 Position in Europe Constant $ (000) Market Share 2Q03 $0 $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 $175,000 $200,000 $225,000 QTR 4/97 QTR 2/98 QTR 4/98 QTR 2/99 QTR 4/99 QTR 2/00 QTR 4/00 QTR 2/01 QTR 4/01 QTR 2/02 QTR 4/02 QTR 2/03 COZAAR/HYZAAR 26% Valsartan/Comp 22% Irbesartan/Comp 23% Candesartan/Comp 20% Telmisartan/Comp 7% Eprosartan/Comp 2% RENAAL & LIFE

Significant New Data Expected to Drive Continued Growth LIFE Diabetic sub-study Demonstrated risk reduction of primary endpoint (CV death, non-fatal stroke, non-fatal MI) in diabetics with HTN and LVH (vs. active comparator) HYZAAR first line indication Only combination ARB with 1st line indication for appropriate patients with severe HTN LIFE data included in HYZAAR label Anticipated submission 1H04

Intense Share Battle in Coxib Market Continues in U.S. Celebrex 40% VIOXX 36% Bextra 25% 0% 10% 20% 30% 40% 50% 60% 1/4/02 2/1/02 3/1/02 3/29/02 4/26/02 5/24/02 6/21/02 7/19/02 8/16/02 9/13/02 10/11/02 11/8/02 12/6/02 1/3/03 1/31/03 2/28/03 3/28/03 4/25/03 5/23/03 6/20/03 7/18/03 8/15/03 9/12/03 10/10/03 11/7/03 NRx Market Share Source: IMS

VIOXX #1 Coxib in Europe



Constant $ (000)
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Apr-99
Jun-99
Aug-99
Oct-99
Dec-99
Feb-00
Apr-00
Jun-00
Aug-00
Oct-00
Dec-00
Feb-01
Apr-01
Jun-01
Aug-01
Oct-01
Dec-01
Feb-02
Apr-02
Jun-02
Aug-02
Oct-02
Dec-02
Feb-03
Apr-03
Jun-03
Aug-03
60%
40%
VIOXX
CELEBREX

Source:IMS

39

Potential New Indications Expected to Reinforce Powerful Pain Relief with VIOXX Migraine NSAIDS are commonly used to treat migraines 60% of patients achieved headache relief at 2 hours with VIOXX vs. placebo Filed 2Q03 Juvenile Rheumatoid Arthritis Extremely painful, severe condition in children Efficacy equal to naproxen with fewer GI disorders Filed 4Q03

ZOCOR* COZAAR / HYZAAR* VIOXX* FOSAMAX* SINGULAIR** Exclusive 4 5 6 9 0 Co-Preferred 21 18 22 21 31 Not Preferred (3rd Tier) 6 8 3 1 0 Top 31 Customers Represent ~ 90% of HMO/PBM Business Number of Customers * Formulary status within therapeutic class; i.e. HMG, ARB, Coxib and Bisphosphonate ** SINGULAIR status for asthma within controller class; SINGULAIR for AR is reimbursed in 26 plans Excellent Formulary Status for Major Products in Managed Care

Increased Access Will Result from Medicare Drug Benefit Approximately half of the usage of Merck's primary care products is in patients over 65 years Clinical value in elderly patients demonstrated through Phase III trials and outcomes studies Medicare discount card and drug benefit will provide greater access to Merck products, particularly for 12 million seniors with minimal or no Rx coverage Merck has demonstrated success in securing formulary access and increasing market share in Managed Care

Significant Growth for PROSCAR Continues in U.S. Urology sales force PLESS VA trial Source: IMS 0 50 100 150 200 250 300 350 400 Jun-92 Dec-92 Jun-93 Dec-93 Jun-94 Dec-94 Jun-95 Dec-95 Jun-96 Dec-96 Jun-97 Dec-97 Jun-98 Dec-98 Jun-99 Dec-99 Jun-00 Dec-00 Jun-01 Dec-01 Jun-02 Dec-02 Jun-03 Dec-03 Montlhy TRx (000)

Significant Potential Exists to Expand Combination Use of PROSCAR and Alpha-Blockers Medical Therapy of Prostatic Symptoms (MTOPS) study: NIH study demonstrated 67% reduction in clinical progression of BPH with combination therapy U.S. indication filed 2Q03 Total BPH treated patients (U.S.): 3.5M Alpha-blocker Monotherapy 87% Combination 5% 5-AR Monotherapy 8%

Launch of MTOPS MTOPS Positively Impacted Performance of PROSCAR in Europe $140 $160 $180 $200 $220 $240 Dec-01 Jan-02 Feb-02 Mar-02 Apr-02 May-02 Jun-02 Jul-02 Aug-02 Sept-02 Oct-02 Nov-02 Dec-02 Jan-03 Feb-03 Mar-03 Apr-03 May-03 Jun-03 Jul-03 Aug-03 Sept-03 Oct-03 $ Millions Merck sales promotion

Key Findings from Prostate Cancer Prevention Trial 25% risk-reduction in incidence of prostate cancer Increase in higher Gleason scores for cancers found in men treated with PROSCAR vs. Placebo (6.4% vs. 5.1%) Completing analysis of database to support go/no go decision to submit indication

New Indications Drive CANCIDAS to #2 I.V. Antifungal in U.S. Source: IMS VORICONAZOLE. ABELCET AMBISOME FLUCONAZOLE CANCIDAS QTR 2/01 QTR 3/01 QTR 4/01 QTR 1/02 QTR 2/02 QTR 3/02 QTR 4/02 QTR 1/03 QTR 2/03 QTR 3/03 $ Millions 10 20 30 40 50 60 Esophageal Candidiasis Candidemia Allocation Program 0

Significant Opportunity for Future Growth with CANCIDAS New indication for empiric therapy in persistent febrile neutropenia filed 3Q03 CANCIDAS demonstrated vs AmBisome: equal efficacy significantly better tolerability e.g., Nephrotoxicity: 2.6% for CANCIDAS vs. 11.5% for AmBisome Expands market opportunity for CANCIDAS by at least 30%

EMEND - New Class to Treat CINV Only medicine indicated to prevent acute and delayed Chemotherapy Induced Nausea and Vomiting (CINV) for patients on Highly Emetogenic Chemotherapy (HEC) Unique mechanism of action Launched in U.S. in April '03; recently approved in E.U. Favorable acceptance by Managed Care in U.S. (reimbursed for 80% of lives) Closing gap between physicians/nurses perception and patient experience presents opportunity for growth

Strong Launch for EMEND Among Oncologists and Hematologists in U.S.



70%
60%
50%
40%
30%
20%
10%
0%
Share of TRXs
Jan-01
Mar-01
May-01
Jul-01
Sep-01
Nov-01
Jan-02
Mar-02
May-02
Jul-02
Sep-02
Nov-02
Jan-03
Mar-03
May-03
Jul-03
Sep-03
Oct-03
Prochlorperazine
Zofran
Kytril
EMEND 6.1%
Anzemet

Source: IMS

51

Additional Growth Opportunities for EMEND Based on Potential New Indications Moderately Emetogenic Chemotherapy Accounts for 50% of $1.2 BB CINV worldwide market Clinical study underway to demonstrate superiority of regimen with EMEND Post-Operative Nausea and Vomiting Anticipated submission 1H05 $700 MM market worldwide Occurs in 30% of 57 million surgical procedures Phase III trial initiated 2H03 to demonstrate superiority vs. 5HT3

ARCOXIA ProQuad Ezetimibe / Simvastatin SINGULAIR PAR VIOXX RPD New Indications/Formulations New Products 0 1 2 3 4 5 6 7 2003 2004 2005 2006 MK-0431 Diabetes SINGULAIR RSV VIOXX SAP SINGULAIR Acute Asthma HPV Vaccine RotaTeq Zoster EMEND PONV SINGULAIR EIB Number of Anticipated Regulatory Submissions Year of Submission Anticipated Regulatory Submissions 2003-2006 Cancidas Emp Therapy Vioxx Migraine Vioxx Juvenile RA PROSCAR MTOPS HYZAAR LIFE

Significant Opportunities for Future Growth Expected near term introduction of products with strong profiles in major therapeutic classes ARCOXIA Ezetimibe / Simvastatin Expected future launches of novel mechanisms to address significant unmet medical needs DP-IV Inhibitor Human Papilloma Virus Vaccine Shingles (Zoster) Vaccine Rotavirus Vaccine Current products are number 1 or 2 in large, growing therapeutic areas with new data and indications to support future growth

2003 Annual Business Briefing Merck's Early Stage Pipeline Dr. Peter S. Kim President, Merck Research Laboratories

Merck Research Accelerating Drug Development Improving the Probability of Success Capitalizing on External Research Overview of the Early Development Pipeline Early Development: Selected Therapeutic Areas

Accelerated Development of MK-0431 1CMR International, 2001 & 2002 Performance Metrics (Major Company Comparison) 1st Toxicity to 1st Pivotal Dose 1Major Pharma: 4.12 yrs Typical Timeline for Discovery & Development (Years) PC Ph I Phase II Phase III 0.72 1.28 2.22 2.32 MK-0431 2.25 Years MK-0431 Projected Timeline PC Ph I Phase II Phase III Regulatory Submission: 2006 PC = Preclinical

Increasing the Probability of Success through the Drug Pipeline .. Clinical Trials 2-5 Compounds Molecular Profiling Rapid in-vitro Assays Assess Toxicity Risk Prioritize Compounds 3-10,000 compounds Post HTP screening Medicinal Chemistry Pre-Clinical Testing 10-20 Prioritized Candidates Extensive Studies

Molecular Profiling: Tools for Rapid Prioritization of Compounds s s 150 s 1 Day Assay 6 Week Assay Histology Score Following 14 Day Treatment Gene Expression Score

Capitalizing on External Research: Increased Emphasis on Supplementing Internal Research with Collaborations July, 2001 - June, 2002 July, 2002 - June, 2003 .....with more than 80 opportunities currently in detailed review Number Detailed Evaluation Senior Licensing Management Evaluation Senior Licensing Management Approval Deals Completed 21 25 35 120 52 56 92 332

Completed Transactions: December, 2002 – December 2003

Programs and Compounds: 19 Transactions

- Actelion – Cardiovascular
- Amrad – Respiratory
- Carlsson – CNS
- C-Sixty – CNS
- GenPath – Cancer
- Kinexis – CNS
- MerLion – Antiinfectives
- MethylGene – Antibacterial
- Neurogen – Pain
- NicOx – Nitric Oxide
- NitroMed – Nitric Oxide
- Sunesis – Alzheimer's Disease

Increasing R&D Productivity: 35 Transactions

- Alnylam – RNAi
- Cambridge Major Labs – Chemistry
- Celera Diagnostics – Cancer
- Kalypsys – High Throughput Screening Technology
- ParAllele – Genotyping
- University of Dundee – Kinase Consortium

7

R&D Pipeline Discussion Phase III Specific products with anticipated timing of FDA filing Phase I and II Specific compounds by tracking number The most advanced compound with a specific mechanism in a given therapeutic area Not included: Back-up compounds, regardless of their phase of development Additional indications in the same therapeutic area Additional claims for in-line products, line extensions, or formulations Pre-Clinical Areas Where we have compounds in which we have initiated GLP studies with distinct mechanisms beyond those of phase I - III products May involve multiple mechanisms and compounds but will not be broken out until phase I

Merck Pipeline – December 2003

Preclinical (GLP Studies)	Phase I	Phase II	Phase III
Diabetes Atherosclerosis Parkinson's Disease Pain Anxiety Osteoporosis Cancer Rheumatoid Arthritis Glaucoma Antibacterial Vaccines	Diabetes c-3347 Obesity c-2624 c-5093 Atherosclerosis c-8834 Alzheimer's Disease c-7617 c-9138 Multiple Sclerosis c-6448 Psychiatric Disease c-9054 Respiratory Disease c-3193 Rheumatoid Arthritis c-4462 c-5997 AIDS c-2507 Vaccines HIV vaccine	Obesity c-2735 Alzheimer's Disease c-9136 Urinary Incontinence c-3048 Respiratory Disease c-3885 PONV c-9280 Vaccine Pediatric Combination	Vaccines **Pediatric Combination Vaccine** PROQUAD **Infant Gastroenteritis** RotaTeq Vaccine **PHN/Zoster** Zoster vaccine **Cervical Cancer** HPV vaccine Diabetes MK-0431 (2Q04)

2003 Submissions	
Cardiovascular **Ezetimibe / Simvastatin** (submitted 3Q03)	Arthritis / Analgesia **ARCOXIA** (anticipated 4Q03)

- Does not include additional indications or line extensions for marketed drugs or back-ups for compounds in development
- Preclinical Development is defined as GLP studies

9

Merck's Early Development Pipeline: Selected Therapeutic Areas

Diabetes c-4345 Diabetes c-3347 Diabetes c-0653 Preclinical Development (GLP Studies) Phase I Phase II Diabetes: Early Development Programs Diabetes MK-0431

Obesity: Early Development Programs Phase II Obesity c-5093 Obesity c-2735 Obesity c-2624 Preclinical Development (GLP Studies) Phase I Phase II

Cardiovascular: Early Development Programs HDL raising c-8834 Atherosclerosis c-2447 Preclinical Development (GLP Studies) Phase I Phase II

Neurodegenerative Disease: Early Development Programs Alzheimer's c-9136 Alzheimer's c-9138 Alzheimer's c-7617 Parkinson's c-4776 Multiple Sclerosis c-6448 Preclinical Development (GLP Studies) Phase I Phase II

Respiratory Diseases: Early Development Programs Allergic Rhinitis c-3885 COPD c-3193 Preclinical Development (GLP Studies) Phase I Phase II

Rheumatoid Arthritis: Early Development Programs Rheumatoid Arthritis c-9709 Rheumatoid Arthritis c-5997 Rheumatoid Arthritis c-4462 Preclinical Development (GLP Studies) Phase I Phase II

HIV: Early Development Programs HIV Vaccine Preclinical Development (GLP Studies) Phase I Phase II HIV Integrase c-2507

Summary: Merck Early Research Accelerating drug development Faster progression to clinical proof of concept Improving the probability of success Prioritizing development candidates through molecular profiling Capitalizing on external research Number of agreements doubled over prior year Expanding early development pipeline Multiple novel mechanisms in important diseases

2003 Annual Business Briefing Fundamentally Lowering Merck's Cost Structure Richard T. Clark President, Merck Manufacturing Division

Fundamentally Lowering Merck's Cost Structure Historically a Manufacturing focus Manufacturing productivity offsets product cost inflation Merck's strong compliance posture avoids: Additional regulatory costs Product supply interruption Launch delays 3

Merck Worldwide Manufacturing Labor Productivity 1998 1999 2000 2001 2002 2003 Est 2004PP 2005 Volume 1 1.05 1.19 1.33 1.36 1.49 1.4 3.5 Headcount 1 1.09 1.11 1.14 1.15 1.2 1.14 1.38 1.42 1.10 Index Mfg Volume Mfg Headcount 5

Permanently Reducing Companywide Cost Structure Actions Reduce Infrastructure Costs Worldwide Efficiency of Capital Investment Reduce In-Line Inventory Levels Merck Research Manufacturing Sales & Marketing Corporate Outcomes Increases Cash Flow Increases ROA Contributes to EPS Growth 7

Reducing Infrastructure Costs Worldwide Each division is examining every aspect of the business to identify opportunities: Streamlining business processes Minimizing number of organizational layers Eliminating redundancies and overlap across organizations Outsourcing non-core activities Leveraging IT technology Leveraging Global Procurement 9

Examples of Infrastructure Cost Reductions Sales and Marketing Sales and Marketing infrastructure reduced by 26% since 2001 while growing sales force Research Standardizing, Consolidating, and Outsourcing of laboratory support functions Manufacturing Examined all non-core activities and reducing staff support areas by 20% through business process enhancements 4,400 Positions Eliminated 11

Increase Capital Efficiency Reduce overall capital project costs Reduce time to completion Reduce project-related resources Optimize manufacturing capacity utilization worldwide Reduce inventories by streamlining supply chain New wholesaler distribution program Shorten product cycle-times 13

Examples of Increased Capital Efficiency Singapore Pharmaceutical Plant Reduce plant construction by 12 months Accelerate NDA filing for Ezetimibe/Simvastatin combination Anticipate $340MM in capital savings through 2006 from efficiency initiatives Expect $300MM benefit from inventory reductions through 2006 15

Permanent & Significant Reductions in the Company's Cost Structure Benefits: Increased Cash Flow Improved Asset Utilization & Efficiency Positive Impact on EPS Growth Through: Enhancing Management of Capital and Inventory Investments Continuing focus on Manufacturing Efficiencies and Productivity Streamlining Companywide Business Processes Maintaining the Company's Strong Compliance Posture 17

2003 Annual Business Briefing Financial Model for Merck's Business Strategy Judy C. Lewent Executive Vice President, Chief Financial Officer, and President, Human Health - Asia

Driving Long Term Earnings Per Share Growth Support the growth of our in-line franchises - each strongly competitive in its class Preserve margins through fundamental change in the cost structure Fund internal research and expand licensing efforts Maximize the launch potential of pipeline products

Continuing to Improve the Cost Structure Manufacturing productivity has enabled gross margins to exceed 80% for sustained period - offsetting inflation in product costs Headcount reductions in 2003 - 2004 expected to generate annual savings of $250 - 300 million in 2005 ~4% of current payroll Benefits to product cost and infrastructure expense companywide Program on track to achieve benefits beginning in 2004 - while preserving promotional support for in-line products

Actively Pursuing External Opportunities Global pipeline database of over 20,000 external compounds accessible across the labs Since early 2002, Merck's strategy has resulted in over 80 deals from early stage technologies to product candidates GenPath Pharmaceuticals Amrad Corp., Ltd. Neurogen Actelion Over 80 additional opportunities currently in review

Assessing Strategic Alliances to Enhance Shareholder Value Active scan of the acquisition universe and external alliance opportunities Potential transactions evaluated on ability to enhance Merck's development portfolio and long term growth Large scale acquisitions have not fit these criteria Potential for significant disruption - which can jeopardize growth objectives Long term ability to enhance pipeline is unproven

Capital Structure Supports Shareholder Value Merck's cash generation capability is strong Annual operating cash flow averaged in excess of $8.5 billion from 2000 - 2002 Cash flow funded average of $2.6 billion in annual capital expenditures over 3 year horizon Average annual return to shareholders in excess of $6 billion per year from 2000 - 2002 through dividends and treasury shares Totals over 85% of net income 2002 Year end debt to capital ratio below 30% Merck's financial profile enables sustained funding of internal and external growth opportunities and significant cash returns to shareholders

Capital Spending and Inventory Initiatives Enhance Free Cash Flow Capital efficiency initiative will improve capital spending profile through 2006 Average annual capital spending 2003-2006 less than $2 billion New distribution program and integrated inventory management strategy will enable 20% reduction in inventory months of supply by 2006 Cumulative cash flow benefit of over $300 million

EPS Guidance for 2003 and 2004 2003 EPS guidance of $2.90 - $2.95 - GAAP basis from continuing operations Assuming fully effective wholesaler distribution program, EPS is likely to be at lower end of guidance range 2004 EPS guidance of $3.11 - $3.17 GAAP basis Fully funding promotion of products driving top line growth R&D growth in low double digits across basic, preclinical and clinical development areas

Astra Zeneca Relationship Review Merck participation in AZN product performance: 32% of Prilosec net sales (6% of Prilosec OTC) through product life 27% of Nexium net sales through product life Other Astra products, >20% of net sales Includes Atacand, Plendil, and Exanta Final percentage based on sales performance tiers - can be as high as 25% Participation guaranteed through 1Q08 2003 AZN supply sales expected to be >20% over 2002 level 2004 Merck guidance includes expected AZN supply sales decline of 15 - 20% based on changing product mix

Delivering Shareholder Value Support in-line products and maximize upcoming launches to drive top line growth Continue initiatives in cost management across the Company Fully fund research and development Aggressively focus on external alliances which have opportunity to enhance Merck's development portfolio and long term growth